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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                December 30, 2004
                             ----------------------


                            PETROQUEST ENERGY, INC.

             (Exact name of registrant as specified in its charter)


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
                         DELAWARE                                                   72-1440714

                 (State of Incorporation)                              (I.R.S. Employer Identification No.)

           400 E. KALISTE SALOOM RD., SUITE 6000

                   LAFAYETTE, LOUISIANA                                               70508

         (Address of principal executive offices)                                   (Zip code)
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                        Commission File Number: 0-019020

       Registrant's telephone number, including area code: (337) 232-7028


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

              On December 29, 2004, PetroQuest Energy, Inc., through its wholly owned subsidiary PetroQuest Energy, LLC, entered into the Fourth Amendment to Second Lien Secured Credit Agreement with Macquarie Bank Limited as lender. The amendment extends the availability of advances under the Second Lien Secured Credit Agreement from December 31, 2004 to December 31, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements of Business Acquired:

                  none

              (b) Pro Forma Financial Information:

                  NONE

              (c) Exhibits:

                  10.1 Fourth Amendment to Second Lien Secured Credit Agreement entered into as of December 29, 2004 by and between PetroQuest Energy, LLC and Macquarie Bank Limited.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PETROQUEST ENERGY, INC.

Date:  December 30, 2004                 By: /s/ Daniel G. Fournerat
                                            ------------------------
                                                 Daniel G. Fournerat
                                                 Senior Vice President, General
                                                 Counsel and Secretary



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                                    Exhibit Index


                  Exhibits

                  10.1 Fourth Amendment to Second Lien Secured Credit Agreement entered into as of December 29, 2004 by and between PetroQuest Energy, LLC and Macquarie Bank Limited.